Rosetta Resources Inc.
John Clayton
SVP, Asset Development
RBC Capital Markets Energy & Power Conference
New York - June 6, 2011
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing on Business Plan - Upcoming Future Growth Catalysts - Financial Strength
EXHIBIT 99.1

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to:
the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the
Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors;
regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The
Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.
Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used

– High Quality Asset Base
– Executing on Business Plan
– Upcoming Future Growth Catalysts
– Financial Strength
Agenda

HIGH QUALITY ASSET BASE: Geographically and geologically focused assets, with size, allow for significant technical focus, applied learning, and differential performance…
Alberta Basin
300,000 net acres
6 BBOE hydrocarbon resource in place
1500 potential locations
Exploration underway
11 delineation wells completed
3 horizontal wells planned (‘11)
Eagle Ford Liquids
50,000 net acres
20 TCFE hydrocarbon resource in place
450 potential remaining locations (excluding infill)
27 horizontal wells completed*
115 mmcfepd net*
6-10 years of potential remaining inventory
Eagle Ford Dry Gas
15,000 net acres
5 TCFE hydrocarbon resource in place
145 potential locations (excluding infill)
4 horizontal wells completed*
5 mmcfepd net*
3-4 years of remaining inventory
South Texas
(Non-Eagle Ford)
100,000 net acres
Numerous stacked reservoirs
20 mmcfepd net*
* End of 1Q 2011.

MMCFEPD
250
200
150
100
50
0
25%
195%
2900 bpd
4300 bpd
5700 bpd
7100 bpd
8400 bpd
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Exit Rate Guidance
Liquids
Gas

185 - 195
EXECUTING ON THE BUSINESS PLAN: Despite our divestiture program, we have grown volumes at 25%
annually while increasing our liquids component to nearly 1/3 of our overall rate…

MMCFEPD
250
200
150
100
50
0
25%
111%
7
48
29
40
49
37
68
27
90
26
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Exit Rate Guidance
Eagle Ford
South Texas (Non-Eagle Ford)
Non-Core (all closed as of 4/15/11)

185 - 195
EXECUTING ON THE BUSINESS PLAN: Our established core assets are on track to meet our recently revised production guidance…

1.06
0.71
0.90
1.21
0.60
0.76
1st Qtr 2010
1st Qtr 2011
Non-Core
South Texas
Total Company

Direct LOE, $/Mcfe
Note: South Texas includes Eagle Ford, Lobo, Olmos, and Wilcox. Direct LOE excludes Ad Valorem Taxes, Workovers, and Insurance.
EXECUTING ON THE BUSINESS PLAN: Higher cost properties have been divested while our core area properties continue to have favorable operating costs…
ALL
PROPERTIES
SOLD BY
4/15/2011

Eagle Ford

9 miles
11 miles
Hydrocarbons
(TCFE)
12.6
Original Hydrocarbons In Place

Year-end 2011: 58 wells*

* Completed wells.

Gates Ranch: More than 12 TCFE of “hydrocarbons in place” have been delineated and are now being exploited…

Gates Ranch Daily Production - With Type Curve

DEVELOPMENT WELLS
5000 ft lateral and 15 frac stages
DISCOVERY WELL
3500 ft lateral and 10 frac stages
Daily Equivalent Gas Production (MCFE)
10000
1000
100
0
100
200
300
400
500
600
Days
5 BCFE Composite Type Curve (PUD bookings)
7.2 BCFE Composite Type Curve

Gates Ranch: Well performance continues to outperform our models…

MMCFEPD
150
130
110
90
70
50
30
10
-10
4
500 bpd
13
2700 bpd
23
4300 bpd
32
5900 bpd
44
7500 bpd
60
10000 bpd
1Q10
2Q10
3Q10
4Q10
1Q11
Exit 1Q
Liquids
Gas

EXECUTING ON THE BUSINESS PLAN: Total production from Eagle Ford has grown from start-up to more than 120 mmcfepd in less than 5 quarters…
120
7

9 miles
11 miles
Hydrocarbons
(TCFE)
1.7
10.9
Remaining Hydrocarbons
7.2 Bcfe EUR / well

Field Development: 236 wells*

*Excludes infill drilling.

Gates Ranch: Using our current development pace, well spacing, and type curve, we will have continued
development through 2016…while recovering less than 20% of the hydrocarbons in place…

Gates Ranch: Operationally we have continued to push the limits and now utilize 3 well pad drilling and completion designs for our development…a savings of more than $0.5 million per well or $1.5 million per pad.

2010: Single well pads
2011: 3 well pads

300
250
200
150
100
50
0
85
115
105
142
115
155
155
209
205
277
TODAY
Aug-11
Nov-11
Jul-12
Apr-13
Gross Wet Gas (mmcfpd)
Net Equivalent Gas (mmcfepd)

FIRM CAPACITY
EXECUTING ON THE BUSINESS PLAN: Total firm capacity has been secured to currently move 115 mmcfepd net gas equivalents to more than 275 mmcfepd in the next 24 months…with additional capacity being negotiated.

Future Growth Catalysts

Area	Window	Net Acreage
Gates Ranch ☆	Liquids	26,500
Non-Gates Ranch ★	Liquids	23,500
Encinal Area ★	Dry Gas	15,000
TOTAL		65,000

OIL
CONDENSATE
GAS

Non Gates Ranch Potential: Gates Ranch is a tremendous asset, but it makes up only 40% of our Eagle Ford position.
We plan to test a large portion of our additional 23,500 net acres in the liquids window of the play this year…

9 miles
11 miles
Hydrocarbons
(TCFE)
3.2
9.4
Remaining Hydrocarbons
7.2 Bcfe EUR / well

Field Development: 441 wells*

*Includes 50 to 60 acre infill drilling which will be tested during the latter part of 2011.

Gates Ranch Infill Drilling: This year we plan to test downspacing. If successful, our recoveries could approach
25 - 30%, or an incremental 1.5 TCFE…

30 miles
45 miles
ALBERTA, CANADA
MONTANA, USA
RIVERBEND
BIG ROCK
BUFFALO LAKE
CHALK BUTTE (WAVE)
LOVE ROCK
COYOTE SPRINGS
ANTELOPE BUTTE
LITTLE ROCK COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT
Delineation Wells (11)
Potential Horizontal Wells

Southern Alberta Basin: Our vertical delineation program is now complete and has resulted in a more comprehensive understanding of the play. We now have plans this year to drill 3 horizontal wells to further test the commerciality…

Finance

Natural Gas Hedges
(MMBTU/D)
60
50
40
30
20
10
0
$5.62
X
$7.41
$5.97
$5.13
X
$6.31
2011
2012
2013
Swaps
Collars

Liquid Hedges
(BBLS/D)
6000
5000
4000
3000
2000
1000
0
$65
$66
$76
X
$104
$78
X
$109
$75
X
$125
2011
2012
2013
Oil
NGL's

50
20
5350
5400
2600
Commodity Hedges

Total Debt Structure
($MM)
400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
4Q 2010
1Q 2011*
Drawn Revolver
2nd Lien
High Yield

Total Liquidity
($MM)
400
350
300
250
200
150
100
50
0
195
40
295
82
4Q 2010
1Q 2011*
Cash
Undrawn Revolver

350
250
377
235
* 1Q11 adjusted for 4/15/2011 divestitures and revolver pay down.
Debt & Liquidity

4Q 2010	1Q 2011*
Total Assets	998	930
Total Liabilities	469	415
Total Stockholder's Equity	529	515
Capitalization		
Debt	40%	33%
Capital	60%	67%

* 1Q11 adjusted for 4/15/2011 divestitures and revolver pay down.
Balance Sheet & Capital Structure

– High Quality Asset Base
 – Positioned for sustained growth
 – 2 Tcfe of inventory
 – Simplified and improved cost structure
– Executing on Business Plan
 – Divestiture program concluded
 – Focused capital on high return Gates Ranch
 – Improving cost structure
 – Revised volume guidance upward and continued oil growth
 – Well pads driving efficiency
 – Marketing arrangements
– Upcoming Future Growth Catalysts
 – Gates Ranch reserves / well
 – Testing new Eagle Ford areas
 – Gates Ranch infill tests
 – Horizontal drilling underway in the Southern Alberta Basin
– Financial Strength
 – Hedge position
 – +/- $375 million of liquidity
 – Strong balance sheet
Summary

Rosetta Resources Inc.
John Clayton
SVP, Asset Development
RBC Capital Markets Energy & Power Conference
New York - June 6, 2011
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing on Business Plan - Upcoming Future Growth Catalysts - Financial Strength